--------------------------------------------------------------------------------
                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------
[Logo](R)
New England Funds(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

                                                                     New England
                                                           Municipal Income Fund

                                                               [graphic omitted]



June 30, 1998

                                                                     AUGUST 1998
--------------------------------------------------------------------------------

[Photo]
Henry L.P. Schmelzer
President

DEAR SHAREHOLDER:

Investors had reason for comfort during the first half of 1998.

After stunning gains in each of the last three years, the stock market behaved more like its customary self: Major market indicators moved up for a time, slid back and were once again in recovery mode at the end of the period. This pattern largely reflected investors' responses to fast-changing events in Asia. Unpredictable markets call to mind the long-term experience of millions of mutual fund investors; those of us who held firm to our plans as markets entered difficult periods were often rewarded as markets recovered. The longer you stay invested the less interim ups and downs -- here or overseas -- should concern you.

News from the Far East drove bond market sentiment as well. In the United States, faltering Asian economies meant lower prices on many imported goods, putting pressure on prices and corporate earnings. With slower growth now a real possibility and with little immediate evidence of inflation, the Federal Reserve Board left short-term interest rates unchanged, while long-term rates fell to record lows in mid-June.

In the pages that follow, you can read about how your Fund's management dealt with the disruptions in the Pacific region and their impact on our domestic economy. But beyond Asia's present problems, and notwithstanding the inevitable ebb and flow of our own business cycle, there are reasons to be optimistic about investment prospects over the next several years. For example, vast, under-served populations in China and elsewhere represent huge potential demand for consumer goods. Here in the United States, there is the prospect of a demography-driven spending wave, as millions of baby-boomers enter their peak consumption years. Events may turn out differently -- volatility will always be part of investing -- but as much as the markets may waver, the watchwords for many long-term investors are constant: diversify and persist.

While you are thinking about your investments, take a few minutes to review your portfolio. It's possible that three years of strong market gains have tilted your holdings disproportionately toward aggressive stock funds. If so, you and your financial representative can adjust the balance easily using some of New England Funds' more conservative equity or bond funds to reallocate your assets in line with your long-term goals and comfort level. Once you are satisfied with your portfolio's balance, be sure to stay in touch with your financial professional, invest regularly and don't try to guess what the market will do next.

Thank you for your continued support of New England Funds.

Sincerely,

/s/Henry L.P. Schmelzer
Henry L.P. Schmelzer
President

PREPARING FOR THE YEAR 2000
------------------------------------------------------------------------------
New England Funds continues to work to provide high quality service as we move into the new century. Since last year we have devoted significant resources to identifying, analyzing and resolving computer issues related to Year 2000. As a further measure, we have focused on year-end 1998 as a target for preparedness by vendor and service agency systems that we rely on for support. We expect major systems to be ready before the end of the year, with a year of quality assurance to follow.

--------------------------------------------------------------------------------
                        NEW ENGLAND MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
                                        INVESTMENT RESULTS THROUGH JUNE 30, 1998
--------------------------------------------------------------------------------

PUTTING PERFORMANCE IN PERSPECTIVE
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Municipal Income Fund's Class A shares since 6/30/88, compared to the Lehman Municipal Index and the Cost of Living. The plot points from this chart are as follows:]

                          JUNE 1988 THROUGH JUNE 1998

        Compared to Lehman Municipal Index(4) and the Cost of Living(5)

                                            WITH
                                           MAXIMUM       LEHMAN
                           NET ASSET        SALES       MUNICIPAL     COST OF
                            VALUE(1)      CHARGE(2)     INDEX(4)      LIVING(5)

  6/30/88                  $10,000        $ 9,550        $10,000      $10,000
     6/89                  $11,224        $10,719        $11,139      $10,517
     6/90                  $11,793        $11,262        $11,898      $11,008
     6/91                  $12,655        $12,086        $12,970      $11,525
     6/92                  $14,283        $13,640        $14,496      $11,881
     6/93                  $15,988        $15,268        $16,230      $12,237
     6/94                  $15,772        $15,062        $16,262      $12,542
     6/95                  $17,002        $16,237        $17,692      $12,923
     6/96                  $18,053        $17,241        $18,866      $13,279
     6/97                  $19,476        $18,599        $20,564      $13,584
     6/98                  $21,069        $20,121        $22,345      $13,796


This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B share performance will differ from that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

                                         AVERAGE ANNUAL TOTAL RETURNS -- 6/30/98


CLASS A (Inception 5/9/77)          6 MONTHS     1 YEAR     5 YEARS    10 YEARS

  Net Asset Value(1)                  2.80%       8.32%      5.70%       7.75%
  With Max. Sales Charge(2)          -1.89        3.40       4.73        7.25
  Lehman Municipal Index(4)           2.69        8.66       6.46        8.30
  Lipper General Muni Average(6)      2.26        8.39       5.77        7.95
--------------------------------------------------------------------------------

  CLASS B (Inception 9/13/93)       6 MONTHS      1 YEAR        SINCE INCEPTION

  Net Asset Value(1)                  2.28%        7.38%             4.37%
  With CDSC(3)                       -2.72         2.38              4.03
  Lehman Municipal Index(4)           2.69         8.66              6.06
  (calculated from 9/30/93)
  Lipper General Muni Average(6)      2.26         8.39              5.33
  (calculated from 9/30/93)
--------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

                                                            YIELDS AS OF 6/30/98
--------------------------------------------------------------------------------
                                      CLASS A         CLASS B
   SEC Yield(7)                        4.74%            4.21%
   Taxable Equivalent Yield(8)         7.84             6.97

  NOTES TO CHARTS

(1)Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2)With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.50% at the time of purchase of Class A shares.
(3)With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.
(4)Lehman Municipal Index is an unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(5)Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.
(6)Lipper General Municipal Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.
(7)SEC Yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.
(8)Taxable equivalent yield is based on the maximum federal income tax bracket of 39.6%. The alternative minimum tax may apply. Some federal and state taxes may apply.

--------------------------------------------------------------------------------
                        NEW ENGLAND MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

[Photo of Nathan Wentworth]
  Nathan Wentworth
Back Bay Advisors, L.P.

Q. How did New England Municipal Income Fund perform over the past six months?

The Fund performed in line with other federally tax-free investments. For the six months ending June 30, 1998, the Fund's Class A shares posted a total return of 2.80%, including a $0.02 per share gain in net asset value to $7.77 and the reinvestment of $0.20 per share in dividend distributions.


Q. What was the environment like for municipal bonds?

Interest rates remained relatively stable -- a positive for bond investors -- as investors monitored whether the unfolding economic problems in Asia would slow the U.S. economy and relieve inflationary pressures. In the United States, strong economic growth and low inflation continued to improve the creditworthiness of municipal securities. The economy's strength helped generate higher tax revenues. Many state and local governments replaced higher cost bonds with cheaper debt, while others were able to finance new projects at lower interest rates. As a result, municipal bond issuance increased dramatically in the first half of 1998. During that time, issuers competed for investors' dollars, driving tax-exempt yields to approximately 90% of those of their taxable counterparts. Heavy supply of new municipal bonds, however, limited appreciation potential in the municipal marketplace.


Q. What strategies did you use in managing the Fund?

We emphasized income by maintaining a substantial position in bonds at the lower end of the investment-grade range of the credit quality spectrum. Typically, these bonds perform well in a strong economy when interest rates are steady. As of June 30, 1998, the Fund's average credit quality was A-, its average maturity was 18 years and its average duration stood at six years. Maturity and duration are two measures of interest rate sensitivity. In general, the longer a maturity and duration, the greater the tendency that a bond would increase in value as interest rates decline. During the six-month period, the maturity and duration of the Fund were in the moderate-to-long vicinity for a long-term municipal bond fund.

The Fund's position in bonds rated BBB and lower -- comprising more than half of the Fund's assets as of the end of the period -- contributed significantly to income and total return. Bonds with lower ratings, which can involve greater credit risk, outperformed their higher-rated counterparts over the past six months. As with all the Fund's investments, we approached this sector of the market conservatively, researching each prospective bond investment thoroughly and monitoring holdings continuously.

                     CREDIT QUALITY COMPOSITION -- 6/30/98

                     AAA                             28.6%
                     AA                               1.6%
                     A                               14.5%
                     BBB                             50.2%
                     OTHER                            5.1%

Demand was exceptionally strong for lower-rated bonds, as investors sought higher yields in the low interest rate environment. Consequently, prices rose and yields fell, so that lower-rated bonds provided increasingly less of a yield advantage to higher-rated bonds. The Fund established its position in these bonds when they provided a considerably greater yield advantage, subsequently resulting in a strong performance lift for the Fund.

Higher-grade bonds, namely prerefunded bonds, also contributed to performance. When a bond is prerefunded, it is retired prior to its stated maturity date. New bonds pledged by high-quality, liquid securities -- typically U.S. Treasuries -- are issued to retire the existing ones. Often, the bonds are upgraded to AAA to reflect the quality of the pledged securities. The announcement that a bond will be prerefunded typically causes its price to rise substantially.

Q. What is your outlook for municipal bonds?

Clearly, there are several forces at work influencing bond prices. We expect to see a continuation of many recent trends, including strength in the U.S. economy, well contained inflation and concerns about the impact of Asia's economic troubles. We believe municipal bonds can benefit from several factors over the next six months. We expect U.S. economic growth to remain strong and inflation to stay low, helping municipalities continue to improve from a credit standpoint. Further, we anticipate a reduction in new supply from the unusually high levels of earlier this year. The combination of dwindling supply and continued strong demand bodes well for municipal yields. In this environment, we expect to take advantage of opportunities for the Fund to generate an attractive stream of income.

     Portfolio commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

-------------------------------------------------------------------------------------------------
                                       PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------------------------
Investments as of June 30, 1998
(unaudited)

TAX EXEMPT OBLIGATIONS--98.0% OF TOTAL NET ASSETS
                                                                   RATINGS (c)
                                                                   (UNAUDITED)
                                                           ---------------------------
    FACE                                                                STANDARD
   AMOUNT     ISSUER                                       MOODY'S      & POOR'S       VALUE (a)
-------------------------------------------------------------------------------------------------
              ALASKA--0.6%
$  1,130,000  Alaska State Housing Finance Corp., 6.500%,
                6/01/34  ................................  Aaa          AAA           $ 1,189,291
                                                                                      -----------
              ARIZONA--2.8%
   2,500,000  Navajo County Pollution Control, 5.875%,
                8/15/28  ................................  Baa1         A-              2,581,950
   2,300,000  University of Arizona Revenue Bond, 6.350%,
                6/01/14  ................................  A1           AA              2,595,895
                                                                                      -----------
                                                                                        5,177,845
                                                                                      -----------
              CALIFORNIA--8.2%
     430,000  California Housing Finance Agency Revenue
                Bond, 8.125%, 8/01/19  ..................  Aa2          AA-               439,383
   4,300,000  Foothill/Eastern Transportation Corridor,
                6.500%, 1/01/32  ........................  Baa          BBB-            4,717,960
   2,000,000  Los Angeles Convention & Exhibition,
                9.000%, 12/01/20  .......................  Aaa          AAA             2,602,720
   2,000,000  Los Angeles Regional Airport Lease, 6.350%,
                11/01/25  ...............................  Baa3         BBB-            2,194,260
   3,000,000  Sacramento Power Authority, 6.000%,
                7/01/22 .................................  --           BBB-            3,167,370
   2,000,000  Sacramento, California, 6.500%, 7/01/21  ..  --           BBB-            2,190,640
                                                                                      -----------
                                                                                       15,312,333
                                                                                      -----------
              COLORADO--7.3%
   1,500,000  Denver City & County Airport Revenue Bond,
                7.500%,11/15/06  ........................  Baa1         AAA             1,724,445
   1,500,000  Denver City & County Airport Revenue Bond,
                7.500%,11/15/12  ........................  Baa1         AAA             1,724,445
   1,655,000  Denver City & County Airport Revenue Bond,
                7.500%,11/15/23  ........................  Baa1         BBB             1,918,774
   3,960,000  Denver City & County Airport Revenue Bond,
                7.750%,11/15/21  ........................  Baa1         BBB+            4,402,253
     345,000  Denver City & County Airport Revenue Pre-
                refunded Bond, 7.500%, 11/15/23  ........  Aaa          AAA               411,333
   1,040,000  Denver City & County Airport Revenue Pre-
                refunded Bond, 7.750%, 11/15/21  ........  Aaa          AAA             1,178,164
   2,500,000  E470 Public Highway Authority Revenue Bond,
                5.000%, 9/01/26, (MBIA)  ................  Aaa          AAA             2,438,950
                                                                                      -----------
                                                                                       13,798,364
                                                                                      -----------
              FLORIDA--2.4%
   3,000,000  Escambia County Pollution Control, 6.900%,
                8/01/22  ................................  Baa1         BBB             3,341,850
   1,000,000  Martin County Industrial Development
                Authority, 7.875%, 12/15/25  ............  Baa3         BBB-            1,174,990
                                                                                      -----------
                                                                                        4,516,840
                                                                                      -----------
              GEORGIA--1.4%
   2,500,000  Atlanta Special Purpose Facilities Revenue
                Bond, 7.900%, 12/01/18  .................  Ba2          BBB-            2,656,525
                                                                                      -----------
              GUAM--1.6%
   3,000,000  Guam Government, 5.400%, 11/15/18  ........  --           BBB             3,015,180
                                                                                      -----------
              ILLINOIS--6.4%
   6,000,000  Illinois Development Finance Authority
                Pollution Control, 7.250%, 6/01/11  .....  Baa2         BBB             6,503,580
   2,500,000  Illinois Development Finance Authority
                Pollution Control, 7.375%, 7/01/21  .....  Baa1         BBB             2,910,525
   2,250,000  O'Hare International Airport, 8.200%,
                12/01/24  ...............................  Baa2         BBB-            2,695,860
                                                                                      -----------
                                                                                       12,109,965
                                                                                      -----------
              INDIANA--4.1%
   3,500,000  Indiana Development Finance Authority
                Pollution Control, 6.850%, 12/01/12  ....  Ba3          BB-             3,833,760
   3,500,000  Indianapolis International Airport
                Authority Revenue Bond,
                7.100%, 1/15/17  ........................  Baa2         BBB             3,946,705
                                                                                      -----------
                                                                                        7,780,465
                                                                                      -----------
              KANSAS--1.2%
   2,000,000  Kansas City Utility Systems Revenue Bond,
                6.375%, 9/01/23  ........................  Aaa          AAA             2,233,760
                                                                                      -----------
              KENTUCKY--2.0%
   1,500,000  Kenton County Airport Board Revenue Bond,
                6.125%, 2/01/22  ........................  Baa3         BBB-            1,539,360
   2,000,000  Kenton County Airport Board Revenue Bond,
                7.500%, 2/01/12  ........................  Baa3         BBB-            2,205,400
                                                                                      -----------
                                                                                        3,744,760
                                                                                      -----------
              MASSACHUSETTS--7.5%
   3,000,000  Massachusetts Bay Transportation Authority,
                6.100%, 3/01/23  ........................  Aa3          A               3,249,900
   2,500,000  Massachusetts State Housing Finance Agency,
                6.300%, 10/01/13  .......................  A1           A+              2,647,375
   2,315,000  Massachusetts State Housing Finance Agency,
                6.375%, 4/01/21  ........................  A1           A+              2,456,238
   2,000,000  Massachusetts State Turnpike Authority,
                5.000%, 1/01/37  ........................  Aaa          AAA             1,925,700
   4,000,000  Massachusetts State Water Resources
                Authority, 4.750%, 8/01/37  .... ........  Aaa          AAA             3,722,240
                                                                                      -----------
                                                                                       14,001,453
                                                                                      -----------
              NEBRASKA--1.7%
   3,000,000  Nebraska Investment Finance Authority,
                5.850%, 9/01/28  ........................  --           AAA             3,099,150
                                                                                      -----------

              NEW YORK--23.5%
   4,585,000  New York City, 7.000%, 10/01/13  ..........  Aaa          AAA             5,155,603
     275,000  New York City, 7.000%, 10/01/13  ..........  A3           BBB+              303,493
     120,000  New York City, 7.100%, 2/01/10  ...........  A3           BBB+              132,271
   2,315,000  New York City, 7.500%, 2/01/05  ...........  A3           BBB+            2,582,151
   1,000,000  New York City Industrial Development
                Agency, 5.750%, 10/01/36  ...............  Baa3         BBB-            1,021,530
     880,000  New York City Pre-refunded, 7.100%,
                2/01/10 .................................  Aaa          AAA               978,833
   2,040,000  New York State Dormitory Authority Revenue
                Bond, 5.375%, 5/15/16  ..................  A3           BBB+            2,057,932
   4,000,000  New York State Dormitory Authority Revenue
                Bond, 5.500%, 5/15/13  ..................  A3           A-              4,251,160
   5,000,000  New York State Dormitory Authority Revenue
                Bond, 5.500%, 5/15/23  ..................  A3           BBB+            5,049,500
   1,350,000  New York State Dormitory Authority Revenue
                Bond, 5.625%, 5/15/13  ..................  A3           BBB+            1,395,319
   2,740,000  New York State Dormitory Authority Revenue
                Bond, 5.750%, 7/01/13  ..................  Baa1         BBB+            2,965,639
   1,880,000  New York State Dormitory Authority Revenue
                Bond, 7.500%, 5/15/13  ..................  A3           A-              2,395,345
   4,150,000  New York State Medical Care Facilities
                Finance, 5.250%, 8/15/14  ...............  A3           A-              4,156,184
   2,500,000  New York State Medical Care Facilities
                Finance, 5.375%, 2/15/14  ...............  A3           BBB+            2,539,675
   1,955,000  New York State Medical Care Facilities
                Finance, 6.500%, 8/15/12  ...............  Aaa          AAA             2,151,810
     205,000  New York State Medical Care Facilities
                Finance, 7.300%, 8/15/11  ...............  A3           A-                225,682
     370,000  New York State Medical Care Facilities
                Finance Pre-refunded, 7.300%, 8/15/11  ..  Aaa          AAA               412,106
   1,500,000  New York State Thruway Authority Service
                Contract, 5.750%, 4/01/16  ..............  Baa1         BBB+            1,562,940
   3,430,000  New York State Urban Development Corp.
                Revenue Bond, 5.500%, 1/01/18  ..........  Baa1         BBB+            3,464,506
     135,000  New York State, Pre-refunded, 7.500%,
                2/01/05 .................................  Aaa          AAA               151,945
   1,000,000  Port Authority New York & New Jersey,
                7.000%, 10/01/07  .......................  --           --              1,133,520
                                                                                      -----------
                                                                                       44,087,144
                                                                                      -----------
              OHIO--1.9%
   3,000,000  Cleveland Public Power Systems Revenue
                Bond, 7.000%, 11/15/24  .................  Aaa          AAA             3,504,930
                                                                                      -----------
              OREGON--2.3%
   4,000,000  Western Generation Agency, 7.400%,
                1/01/16 .................................  --           --              4,408,800
                                                                                      -----------
              PENNSYLVANIA--11.4%
   3,000,000  Delaware County Pollution Control, 7.375%,
                4/01/21  ................................  Baa1         BBB+            3,250,950
   2,725,000  Pennsylvania Convention Center Revenue
                Bond, 6.700%, 9/01/14  ..................  Baa          BBB             3,044,533
   2,000,000  Pennsylvania Convention Center Revenue
                Bond, 6.750%, 9/01/19  ..................  Baa          BBB             2,239,800
   3,000,000  Pennsylvania Economic Development
                Financing, 6.600%, 1/01/19  .............  --           BBB-            3,217,140
   4,000,000  Pennsylvania Economic Development
                Financing, 7.150%, 12/01/18  ............  --           BBB-            4,483,080
   1,500,000  Pennsylvania Economic Development
                Financing, 7.600%, 12/01/20  ............  Baa2         BBB-            1,678,140
   3,000,000  Pennsylvania Economic Development
                Financing, 7.600%, 12/01/24  ............  Baa3         BBB             3,515,280
                                                                                      -----------
                                                                                       21,428,923
                                                                                      -----------
              PUERTO RICO--1.7%
   2,845,000  Puerto Rico Commonwealth Highway
                Transporation,  6.625%, 7/01/18  ........  Aaa          AAA             3,151,236
                                                                                      -----------
              TENNESSEE--1.5%
   2,500,000  Maury County Industrial Development Board,
                6.500%, 9/01/24  ........................  A3           A               2,747,625
                                                                                      -----------
              TEXAS--2.8%
   2,000,000  Alliance Airport Authority Special
                Facilities, 6.375%, 4/01/21  ............  Baa2         BBB             2,168,360
   2,825,000  Fort Worth International Airport, 7.250%,
                11/01/30  ...............................  Baa2         BBB-            3,139,959
                                                                                      -----------
                                                                                        5,308,319
                                                                                      -----------
              U.S. VIRGIN ISLANDS--2.7%
   4,500,000  U.S. Virgin Islands Public Finance
                Authority, 7.250%, 10/01/18  ............  --           --              5,128,155
                                                                                      -----------
              WASHINGTON--3.0%
   1,000,000  Washington State Public Power Supply,
                6.800%, 7/01/07  ........................  Aa           AA              1,094,480
   1,270,000  Washington State Public Power Supply,
                7.000%, 7/01/11  ........................  Aaa          AAA             1,368,273
   3,000,000  Washington State Public Power Supply,
                7.000%, 7/01/12  ........................  Aaa          AA-             3,229,710
                                                                                      -----------
                                                                                        5,692,463
                                                                                      -----------
              Total Tax Exempt Obligations
                (Identified Cost $164,168,994)  .........                             184,093,526
                                                                                      -----------
SHORT TERM INVESTMENTS--0.6%

     FACE
    AMOUNT    ISSUER                                                                   VALUE (a)
-------------------------------------------------------------------------------------------------
$  1,068,000  Household Finance Corp., 6.000%, 7/01/98  .                            $  1,068,000
                                                                                     ------------
              Total Short Term Investments (Identified
                Cost $1,068,000) ........................                               1,068,000
                                                                                     ------------
              Total Investments--98.6% (Identified Cost
                $165,236,994) (b)                                                     185,161,526
              Other assets less liabilities  ............                               2,722,059
                                                                                     ------------
              Total Net Assets--100%  ...................                            $187,883,585
                                                                                     ============
(a)See Note 1a of Notes to Financial Statements.
(b)Federal Tax Information:
   At June 30, 1998 the net unrealized appreciation on investments based on cost of $165,236,994 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is
   an excess of value over tax cost ............................................     $ 19,924,532
   Aggregate gross unrealized depreciation for all investments in which there is
   an excess of tax cost over value ............................................                0
                                                                                     ------------
   Net unrealized appreciation .................................................     $ 19,924,532
                                                                                     ============
   At December 31, 1997 the Fund had a capital loss carryover of approximately
   $4,991,880 of which $4,966,149 expires on December 31, 2002 and $25,731 expires on December 31, 2005. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(c)The ratings shown are believed to be the most recent ratings available at June 30, 1998. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 1998. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

MBIA - Municipal Bond Investors Assurance Corp.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------------------
                              STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------------------

ASSETS
  Investments at value (Identified cost $165,236,994) ........                 $185,161,526
  Cash .......................................................                          886
  Receivable for:
    Fund shares sold .........................................                       45,256
    Accrued interest .........................................                    3,134,105
  Prepaid registration expense ...............................                        4,000
                                                                               ------------
                                                                                188,345,773
LIABILITIES
  Payable for:
    Fund shares redeemed .....................................  $  40,150
    Dividends declared .......................................    256,057
  Accrued expenses:
    Management fees ..........................................     68,113
    Deferred trustees' fees ..................................     46,169
    Accounting and administrative ............................      3,838
    Other ....................................................     47,861
                                                                ---------
                                                                                    462,188
                                                                               ------------
NET ASSETS ...................................................                 $187,883,585
                                                                               ============
Net Assets consist of:
    Capital paid in ..........................................                 $176,689,675
    Undistributed net investment income ......................                       71,970
    Accumulated net realized losses ..........................                   (8,802,592)
    Unrealized appreciation on investments ...................                   19,924,532
                                                                               ------------
NET ASSETS ...................................................                 $187,883,585
                                                                               ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($173,670,808 divided by 22,365,651 shares of beneficial
  interest) ..................................................                        $7.77
                                                                                      =====
Offering price per share (100/95.50 of $7.77) ................                        $8.14*
                                                                                      =====
Net asset value and offering price of Class B shares
  ($14,212,777 divided by 1,830,412 shares of beneficial
  interest) ..................................................                        $7.76**
                                                                                      =====
* Based upon single purchases of less than $100,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                       See accompanying notes to financial statements.

-------------------------------------------------------------------------------------------
                                   STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------
Six Months Ended June 30, 1998
(unaudited)

INVESTMENT INCOME
  Interest ...................................................                 $185,675,883
  Expenses
    Management fees ..........................................      $413,867
    Service fees - Class A ...................................       217,444
    Service and distribution fees - Class B ..................        68,573
    Trustees' fees and expenses ..............................         7,230
    Accounting and administrative ............................        20,468
    Custodian ................................................        49,468
    Transfer agent ...........................................        84,599
    Audit and tax services ...................................        19,330
    Legal ....................................................         3,548
    Printing .................................................        15,983
    Registration .............................................        14,211
    Miscellaneous ............................................         4,883
                                                                    --------
  Total expenses .............................................                      919,604
                                                                               ------------
  Net investment income ......................................                    4,756,279

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized loss on investments - net .........................                   (1,162,596)
  Unrealized appreciation on investments - net ...............                    1,347,721
                                                                               ------------
  Net gain on investment transactions ........................                      185,125
                                                                               ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...................                 $  4,941,404
                                                                               ============

                 See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------
                             STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------
(unaudited)
                                                                                        SIX MONTHS
                                                                 YEAR ENDED               ENDED
                                                                DECEMBER 31,             JUNE 30,
                                                                    1997                   1998
                                                                ------------            ----------
FROM OPERATIONS
  Net investment income ....................................   $  9,706,446           $  4,756,279
  Net realized loss on investments .........................        (25,730)            (1,162,596)
  Unrealized appreciation on investments ...................      5,660,513              1,347,721
                                                               ------------           ------------
  Increase in net assets from operations ...................     15,341,229              4,941,404
                                                               ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ................................................     (9,422,946)            (4,297,214)
    Class B ................................................       (596,073)              (288,619)
                                                               ------------           ------------
                                                                (10,019,019)            (4,585,833)
                                                               ------------           ------------
DECREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
  TRANSACTIONS .............................................     (8,418,397)            (2,926,580)
                                                               ------------           ------------
  Total decrease in net assets .............................     (3,096,187)            (2,571,009)

NET ASSETS
  Beginning of the period ..................................    193,550,781            190,454,594
                                                               ------------           ------------
  End of the period ........................................   $190,454,594           $187,883,585
                                                               ============           ============
UNDISTRIBUTED (0VERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period ........................................   $    (98,476)          $     71,970
                                                               ============           ============


                       See accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------
                                             FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------
(unaudited)
                                                                CLASS A
                               -----------------------------------------------------------------------------
                                                                                                   SIX MONTHS
                                                     YEAR ENDED DECEMBER 31,                         ENDED
                               --------------------------------------------------------------       JUNE 30,
                                 1993          1994          1995          1996          1997         1998
                                 ----          ----          ----          ----          ----         ----
Net Asset Value, Beginning
 of the Period ............     $   7.54      $   7.87      $   6.85      $   7.60     $   7.53     $   7.75
                                --------      --------      --------      --------     --------     --------
Income From Investment Operations
Net Investment Income .....         0.40          0.39          0.42          0.41         0.40         0.20
Net Realized and Unrealized
  Gain (Loss) on
  Investments .............         0.53         (1.01)         0.74         (0.07)        0.23         0.02
                                --------      --------      --------      --------     --------     --------
Total From Investment
  Operations ..............         0.93         (0.62)         1.16          0.34         0.63         0.22
                                --------      --------      --------      --------     --------     --------
Less Distributions
Dividends From Net
  Investment Income .......        (0.42)        (0.40)        (0.41)        (0.41)       (0.41)       (0.20)
Distributions From Net
Realized Capital Gains ....        (0.18)         0.00          0.00          0.00         0.00         0.00
                                --------      --------      --------      --------     --------     --------
Total Distributions .......        (0.60)        (0.40)        (0.41)        (0.41)       (0.41)       (0.20)
                                --------      --------      --------      --------     --------     --------
Net Asset Value, End of the
  Period ..................     $   7.87      $   6.85      $   7.60      $   7.53     $   7.75     $   7.77
                                ========      ========      ========      ========     ========     ========

Total Return (%) (a) ......        12.7         (8.0)          17.2           4.6          8.6          2.8
Ratio of Operating Expenses
to Average Net Assets (%) .         0.91          0.92          0.93          0.92         0.93         0.93(b)
Ratio of Net Investment
  Income to Average Net
  Assets (%) ..............         5.27          5.44          5.52          5.46         5.19         5.15(b)
Portfolio Turnover Rate (%)           86            88            93            24           14           19(b)
Net Assets, End of the
  Period (000) ............     $226,881      $184,202      $195,301      $180,983     $177,099     $173,671

(a)   A sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(b)   Computed on an annualized basis.


                 See accompanying notes to fiancial statements.

------------------------------------------------------------------------------------------------------------
                                      FINANCIAL HIGHLIGHTS -- continued
------------------------------------------------------------------------------------------------------------
                                                                   CLASS B
                               -----------------------------------------------------------------------------
                             SEPTEMBER 13(a)                                                       SIX MONTHS
                                THROUGH                                                               ENDED
                              DECEMBER 31,                                                          JUNE 30,
                                 1993          1994          1995          1996          1997         1998
                                 ----          ----          ----          ----          ----         ----
Net Asset Value, Beginning
 of the Period ............     $   8.03      $   7.86      $   6.85      $   7.60     $   7.53     $   7.75
                                --------      --------      --------      --------     --------     --------
Income From Investment
  Operations
Net Investment Income .....         0.07          0.34          0.36          0.35         0.34         0.17
Net Realized and
  Unrealized Gain
  (Loss) on Investments ...         0.01         (1.01)         0.74         (0.07)        0.23         0.01
                                --------      --------      --------      --------     --------     --------
Total From Investment
  Operations ..............         0.08         (0.67)         1.10          0.28         0.57         0.18
                                --------      --------      --------      --------     --------     --------
Less Distributions
Dividends From Net
  Investment Income .......        (0.07)        (0.34)        (0.35)        (0.35)       (0.35)       (0.17)
Distributions From Net
  Realized Capital
  Gains ...................        (0.18)         0.00          0.00          0.00         0.00         0.00
                                --------      --------      --------      --------     --------     --------
Total Distributions .......        (0.25)        (0.34)        (0.35)        (0.35)       (0.35)       (0.17)
                                --------      --------      --------      --------     --------     --------
Net Asset Value, End of
the Period ................     $   7.86      $   6.85      $   7.60      $   7.53     $   7.75     $   7.76
                                ========      ========      ========      ========     ========     ========
Total Return (%)(c) .......         1.0          (8.6)         16.3           3.9          7.8          2.3
Ratio of Operating
  Expenses to
  Average Net Assets (%) .          1.65(b)       1.67          1.68          1.67         1.68         1.68(b)
Ratio of Net Investment
  Income to Average Net
  Assets (%) ..............         3.91(b)       4.69          4.77          4.71         4.44         4.40(b)
Portfolio Turnover Rate
  (%) .....................           86            88            93            24           14           19(b)
Net Assets, End of the
  Period (000) ............     $  3,395      $  7,997      $ 12,069      $ 12,568     $ 13,356     $ 14,213

(a)Commencement of Operations.
(b)Computed on an annualized basis.
(c)A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1998
(unaudited)


1. The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers both Class A and Class B shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Expenses of the Fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service determines valuations for normal institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue discount. Interest income is reduced by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. WHEN-ISSUED SECURITIES. Delivery and payment for securities purchased on a when-issued or delayed delivery basis can take place one month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period. At June 30, 1998 the Fund held no such securities.

D. OPTIONS. The Fund may use options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

E. INTEREST RATE FUTURES CONTRACTS. The Fund may enter into interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

F. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences will result in reclassification to the capital accounts.

2. PURCHASES AND SALES OF SECURITIES. For the six months ended June 30, 1998 purchases and sales of securities (excluding short-term investments) were $17,561,966 and $20,533,943 respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.50% of the first $100 million of the Fund's average daily net assets and 0.375% of such assets in excess of $100 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors, L.P., ("Back Bay Advisors") at the rate of 0.25% of the first $100 million of the Fund's average daily net assets and 0.1875% of such assets in excess of $100 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of Nvest Companies, L.P., ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the six months ended June 30, 1998 are as follows:

               FEES EARNED
               -----------
               $206,934                    NEFM
               $206,933                    Back Bay Advisors

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and related clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the six months ended June 30, 1998 these expenses amounted to $20,468 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Service Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund. For the six months ended June 30, 1998, the Fund paid NEFSCO $57,082 as compensation for its services in that capacity. For the six months ended June 30, 1998, the Fund received $1,939 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $217,444 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at June 30, 1998 is $1,700,600.

Under the Class B Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $17,143 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B shares. For the six months ended June 30, 1998, the Fund paid New England Funds $51,430 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors of shares of the Fund during the six months ended June 30, 1998 amounted to $124,339.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

     Annual Retainer                                       $1,024
     Meeting Fee                                              159/meeting
     Annual Committee Member Retainer                         154
     Annual Committee Chairman Retainer                       102

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CONCENTRATION OF CREDIT. At June 30, 1998, the Fund had the following industry concentrations in excess of 10% as a percentage of the Fund's total net assets: Airport 15% and Pollution Control Revenue 12%. The Fund also had more than 10% of its total net assets invested in: New York 24% and Pennsylvania 11% at June 30, 1998. Certain risks arise from concentrating investments in any state. Certain revenue or tax related events in a state may impair the ability of issuers of municipal securities to pay principal and interest on their obligations.

5. CAPITAL SHARES. At June 30, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B capital stock. Transactions in capital shares were as follows:

                                                  YEAR ENDED                       SIX MONTHS ENDED
                                              DECEMBER 31, 1997                     JUNE 30, 1998
                                       --------------------------------     ----------------------------
CLASS A                                   SHARES            AMOUNT            SHARES            AMOUNT
                                       -----------      --------------     -------------    ------------
Shares sold ........................     1,683,772      $  12,743,185          651,901      $ 5,081,015
Shares issued in connection with the reinvestment of:
  Dividends from net investment
    income .........................       862,708          6,544,010          383,600        2,983,011
                                        ----------      -------------       ----------      -----------
                                         2,546,480         19,287,195        1,035,501        8,064,026
Shares repurchased .................    (3,717,665)       (28,115,220)      (1,519,611)     (11,827,992)
                                        ----------      -------------       ----------      -----------
Net decrease .......................    (1,171,185)     $  (8,828,025)        (484,110)     $(3,763,966)
                                        ==========      =============       ==========      ===========
                                                  YEAR ENDED                       SIX MONTHS ENDED
                                              DECEMBER 31, 1997                     JUNE 30, 1998
                                       --------------------------------     ----------------------------
CLASS B                                   SHARES            AMOUNT            SHARES            AMOUNT
                                       -----------      --------------     -------------    ------------
Shares sold ........................       331,564      $   2,500,094          223,223      $ 1,738,993
Shares issued in connection with the reinvestment of:
  Dividends from net investment
    income .........................        43,761            331,929           21,211          164,921
                                        ----------      -------------       ----------      -----------
                                           375,325          2,832,023          244,434        1,903,914
Shares repurchased .................      (320,322)        (2,422,395)        (137,148)      (1,066,528)
                                        ----------      -------------       ----------      -----------
Net increase  ......................        55,003           $409,628          107,286         $837,386
                                        ----------      -------------       ----------      -----------
Decrease derived from capital shares
  transactions .....................    (1,116,182)     $  (8,418,397)        (376,824)     $(2,926,580)
                                        ==========      =============       ==========      ===========

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

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                            INTERNATIONAL STOCK FUNDS
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                                   BOND FUNDS
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                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                        Tax Free Income Fund of New York
                  Intermediate Term Tax Free Fund of California

                               MONEY MARKET FUNDS
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                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT WWW.MUTUALFUNDS.COM

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about
          distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

 New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc.
    (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
                The program provides access to information about
        securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by
                    visiting their web site at www.NASDR.com.

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